UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 19, 2010

CALPINE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-12079	77-0212977
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

717 Texas Avenue, Suite 1000, Houston, Texas  77002
(Addresses of principal executive offices and zip codes)

Registrant’s telephone number, including area code:  (713) 830-8775

Not applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 5.02 — DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
ITEM 5.07 — SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(e) On May 19, 2010, at the Annual Meeting of Shareholders (“the Annual Meeting”), the shareholders of Calpine Corporation (“the Company”) upon the recommendation of the Company’s Board of Directors approved (i) the amendment of the 2008 Calpine Corporation 2008 Director Incentive Plan (the ”Director Plan”) to increase the aggregate number of shares of common stock authorized for issuance under the Director Plan by 400,000 shares and to extend the term of the Director Plan to January 31, 2018 and (ii) the amendment of the Calpine Corporation 2008 Equity Incentive Plan (the ”Equity Plan”) to increase the aggregate number of shares of common stock authorized for issuance under the Equity Plan by 12,700,000 shares.

Under the Director Plan, as amended and restated, the aggregate number of shares of the Company’s common stock for which awards may be granted will not exceed 567,000, subject to adjustment for certain changes in the Company’s capital structure.  No awards under the Director Plan, as amended and restated, will be granted after the earliest of: (a) January 31, 2018, which is the tenth anniversary of the effective date of the Director Plan, (b) such time as all shares of common stock reserved for issuance under the Director Plan have been acquired through the issuance of awards granted under the Director Plan, or (c) such earlier time as the Board of Directors may determine. Awards granted under the Director Plan, as amended and restated, at the time of its termination continue in effect in accordance with their terms and conditions and those of the plan.

Under the Equity Plan, as amended and restated, the aggregate number of shares of the Company’s common stock for which awards may be granted will not exceed 27,533,000 shares, subject to adjustment for certain changes in the Company’s capital structure. No more than 1,250,000 shares of common stock may be subject to awards granted to any individual during any calendar year.

A brief summary of the Director Plan, as amended and restated, is included under “Proposal 3 - Proposal to Approve the Amendment of the 2008 Director Incentive Plan to Increase the Number of Shares Available Under the Plan and Extend the Term of the Plan” in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 5, 2010 (the “2010 Proxy Statement”) and the full text of the Amended and Restated Calpine Corporation 2008 Director Incentive Plan is attached as Annex A thereto.  A brief summary of the Equity Plan, as amended and restated, is included under “Proposal 4 - Proposal to Approve the Amendment of the 2008 Equity Incentive Plan to Increase the Number of Shares Available Under the Plan” in the 2010 Proxy Statement and the full text of the Amended and Restated Calpine Corporation 2008 Equity Incentive Plan is attached as Annex B thereto.  The foregoing descriptions of the Director Plan, as amended and restated, and the Equity Pan, as amended and restated, are not intended to be complete and are qualified in their entirety by reference to the actual terms of the Director Plan, as amended and restated, and the Equity Plan, as amended and restated.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Annual Meeting was held on May 19, 2010. There were 444,235,066 shares of common stock entitled to be voted, and 393,083,928 shares present in person or by proxy. Four items of business were acted upon by stockholders at the Annual Meeting.

All matters voted upon at the Annual Meeting were approved.  The voting results are as follows:

Proposal 1 – Election of Directors

	Number of	Number of Votes	Broker
Names	Votes For	Withheld	Non-Votes
Frank Cassidy	363,662,279	2,076,554	27,345,095
Jack A. Fusco	365,369,492	369,341	27,345,095
Robert C. Hinckley	365,356,186	382,647	27,345,095
David C. Merritt	365,377,134	361,699	27,345,095
W. Benjamin Moreland	365,379,726	359,107	27,345,095
Robert A. Mosbacher, Jr.	363,615,580	2,123,253	27,345,095
Denise O’Leary	359,814,704	5,924,129	27,345,095
William J. Patterson	364,134,073	1,604,760	27,345,095
J. Stuart Ryan	352,119,089	13,619,744	27,345,095

Proposal 2 - Ratification of the Selection of the Independent Registered Public Accounting Firm

The shareholders approved the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2010 by the following vote:

Number of Votes For	Number of Votes Against	Abstentions	Broker Non-Votes
392,638,483	129,914	315,531	—

Proposal 3 - Proposal to Approve the Amendment of the 2008 Director Incentive Plan to Increase the Number of Shares Available Under the Plan and Extend the Term of the Plan

Number of Votes For	Number of Votes Against	Abstentions	Broker Non-Votes
349,488,579	16,038,332	211,922	27,345,095

Proposal 4 - Proposal to Approve the Amendment of the 2008 Equity Incentive Plan to Increase the Number of Shares Available Under the Plan

Number of Votes For	Number of Votes Against	Abstentions	Broker Non-Votes
325,689,774	39,838,129	210,930	27,345,095

ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS

(d)         Exhibits

Exhibit No.	Description

10.1
The Amended and Restated Calpine Corporation 2008 Director Incentive Plan (incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 5, 2010).

10.2
The Amended and Restated Calpine Corporation 2008 Equity Incentive Plan (incorporated by reference to Appendix B to the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 5, 2010).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALPINE CORPORATION

	By:	/s/ ZAMIR RAUF
Zamir Rauf
Executive Vice President and
Chief Financial Officer

Date: May 20, 2010

Exhibits

Exhibit No.	Description

10.1
The Amended and Restated Calpine Corporation 2008 Director Incentive Plan (incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A as filed with the Securities and Exchange Commission on April 5, 2010).

10.2
The Amended and Restated Calpine Corporation 2008 Equity Incentive Plan (incorporated by reference to Appendix B to the Company’s Definitive Proxy Statement on Schedule 14A as filed with the Securities and Exchange Commission on April 5, 2010).